4868-9308-9710 4413936 March 26, 2024 New Mountain Guardian IV Income Fund, L.L.C. 1633 Broadway, 48th Floor New York, New York 10019 Attention: Laura C. Holson Re: New Mountain Guardian IV Income Fund, L.L.C. – Facility Increase Letter Amendment Ladies and Gentlemen: Reference is hereby made to the Loan Authorization Agreement dated as of June 29, 2023, between New Mountain Guardian IV Income Fund, L.L.C. (the “Fund”), and BMO Bank N.A. (the “Lender”) (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”). All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement. The Fund has requested that the Lender agree, and the Lender has agreed in its sole discretion, to increase the Amount of Maximum Credit from $35,000,000 to $52,800,000 (the “Increase”), subject to the terms and conditions of the Loan Agreement. The parties hereto agree that immediately prior to giving effect to this letter agreement the Amount of Maximum Credit under the Loan Agreement is $35,000,000. As of the date hereof and until otherwise agreed to in writing by the Lender, the paragraph titled “Amount of Maximum Credit” set forth on the first page of the Loan Agreement shall be and hereby is amended and restated in its entirety to read as follows: Amount of Maximum Credit: $52,800,000.00; provided, however, that the Lender may, if requested by the Fund, elect in its sole and absolute discretion to increase the Amount of Maximum Credit to up to $125,000,000.00, it being understood that the Lender has no obligation to increase the Amount of Maximum Credit at any time. In connection with the Increase, the Fund agrees to pay to the Lender on the date hereof in immediately available funds an increase fee in the amount of $35,600, which fee shall be fully earned when due and non-refundable when paid. The Fund hereby acknowledges, reaffirms and confirms that (i) its obligations under the Security Agreement, dated as of June 29, 2023, between the Fund and the Lender, as secured party (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), shall continue in full force and effect; and (ii) that the liens and security interests granted to the Lender in and to the Collateral (as defined in the Security Agreement) under the Security Agreement hereby continue to and shall secure all Obligations (as defined in the Security Agreement). Except for the amendments set forth herein, the Loan Agreement remains in full force and effect in accordance with its current terms. This letter agreement is a Loan Document. Delivery of executed counterparts of this letter agreement by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as originals. The words “execution,” “signed,” “signature,” and words of like import in this letter agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronics Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This letter agreement supersedes and replaces any other written agreement or prior oral discussion regarding the matters set forth herein. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. [Signature Page to Facility Increase Letter Amendment (March 2024) – New Mountain Guardian IV Income Fund, L.L.C.] Very truly yours, BMO BANK N.A. By: ____________________________________ Name: Jack Murphy Title: Director [Signature Page to Facility Increase Letter Amendment (March 2024) – New Mountain Guardian IV Income Fund, L.L.C.] Acknowledged and agreed to by: FUND: NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C. By: ___________________________________ Name: _________________________________ Title: __________________________________ DocuSign Envelope ID: 4A104C29-AAA4-4D38-B791-89B01E499175 Chief Operating Officer/ Authorized Signatory Laura C. Holson